SEI OPPORTUNITY FUND, L.P.
Supplement dated March 31, 2009
to the Prospectus and Statement of Additional Information dated July 31, 2008
This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with such Prospectus and SAI.

On March 24, 2009, the Board of Directors of the SEI Opportunity Fund, L.P. (the “Fund’) determined that due to a decrease in assets under management attributable to recent market conditions, declines in new subscriptions and increased withdrawals, it is in the best interest of the Fund and its shareholders to commence the orderly liquidation of the Fund. As of December 31, 2008, the Fund’s assets were approximately $40.4 million. Effective immediately, the Fund has discontinued offering interests in the Fund to new and existing investors. Further, the Fund will no longer conduct quarterly tender offers to repurchase from investors their interests in the Fund.
The Fund has begun the process of requesting withdrawals from its underlying funds. However, the Fund’s investments in the underlying funds are subject to significant restrictions on withdrawals. These restrictions include, but are not limited to, initial lock-up periods on the Fund’s investments in the underlying funds; limitations on the frequency of the Fund’s withdrawals from the underlying funds (e.g., quarterly or semi-annually); limitations on receipt of a portion of the Fund’s withdrawal proceeds until the completion of the underlying fund’s annual audit; and an underlying fund’s complete or partial suspension of the Fund’s right to withdraw. These restrictions prevent the Fund from determining with any degree of certainty the exact date that the Fund’s assets will be liquidated and distributed to investors. The Fund will distribute liquidation proceeds to investors as soon as reasonably possible after receiving withdrawal proceeds from the underlying funds.
Liquidation of an investor’s interests in the Fund will result in an investor realizing a taxable gain or loss on the value of their interests in the Fund. Investors should consult their personal tax advisors concerning their particular tax situations.

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